SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2001

AMERICA WEST HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214

(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

AMERICA WEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10140	86-0418245

(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 9. REGULATION FD DISCLOSURE

                           America West Airlines, Inc. (“AWA”) has filed an Application for federal loan guarantees under the Air Carrier Loan Guarantee Program available under the Air Transportation Safety and System Stabilization Act. A copy of portions of the Statement of AWA in Support of its Application and the America West Holdings Corporation Seven Year Plan included with its Application are filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

                           Exhibits 99.1 and 99.2 contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause the actual results and financial position of AWA and America West Holdings Corporation (collectively, the “Company”) to differ materially from these statements. The risks and uncertainties include, but are not limited to, the aftermath of the September 11 terrorist attacks, the resulting negative impacts on revenues due to airport closures and reduced demand for air travel, increased costs due to enhanced security measures and related government directives, the ability of the Company to obtain sufficient financing to survive the adverse economic effects of the September 11 attacks, including, without limitation, the risk that AWA’s Application for loan guarantees under the Air Carrier Loan Guarantee Program might not be approved, limitations on financing flexibility due to high levels of debt and financial and other covenants in debt instruments and cross default provisions, the cyclical nature of the airline industry, competitive practices in the industry, the impact of changes in fuel prices, relations with unionized employees generally and the impact of the process of negotiation of labor contracts on the company’s operations, the outcome of negotiations of collective bargaining agreements and the impact of these agreements on labor costs, the impact of industry regulations, the Risk Factors described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 which are incorporated herein by reference, and other factors described from time to time in the Company’s other publicly available reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward- looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Holdings Corporation

Dated: December 18, 2001	By:	/s/ Bernard L. Han

Bernard L. Han Executive Vice President and Chief Financial Officer

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.

Dated: December 18, 2001	By:	/s/ Bernard L. Han

Bernard L. Han Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Portions of the Statement of America West Airlines, Inc. in Support of its Application under the Air Carrier Loan Guarantee Program available under the Air Transportation Safety and System Stabilization Act.
99.2	America West Holdings Corporation Seven Year Plan

4